UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 23, 2010
TRANS1 INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33744 (Commission File Number)	33-0909022 (IRS Employer Identification No.)

411 Landmark Drive Wilmington, NC 28412-6303 (Address of principal executive offices) (Zip Code)
(910) 332-1700
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.
     On February 23, 2010, TranS1 Inc. (the “Company”) issued a press release to report its financial results for the quarter ended December 31, 2009. The release is furnished herewith as Exhibit 99.1 and incorporated herein by this reference.
     Also on February 23, 2010, following the issuance of the press release referred to above, the Company conducted a conference call to discuss its financial results for the quarter ended December 31, 2009. A copy of the transcript of the conference call is furnished herewith as Exhibit 99.2 and incorporated herein by this reference.
     The information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, are being furnished pursuant to Item 2.02 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     Also on February 23, 2010, the Company issued a press release announcing the resignation of Michael Luetkemeyer from his position as Chief Financial Officer of the Company, effective as of March 31, 2010. Mr. Luetkemeyer is resigning to pursue other opportunities and not as a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.
     In connection with Mr. Luetkemeyer’s resignation, the Company and Mr. Luetkemeyer entered into a Separation Agreement on February 23, 2010, pursuant to which Mr. Luetkemeyer will serve as a consultant to the Company from April 1, 2010 through December 31, 2010, unless terminated earlier in accordance with the terms of the Separation Agreement. Mr. Luetkemeyer will continue to receive his current monthly salary through December 31, 2010. In addition, the Company will pay the premiums to continue Mr. Luetkemeyer’s current coverage under the Company’s group health plans until the end of the consulting period.
     The above summary does not purport to be complete and is qualified in its entirety by reference to the Separation Agreement, which is attached as Exhibit 10.1 to this Current Report and incorporated herein by this reference. A copy of the press release announcing Mr. Luetkemeyer’s resignation is also filed herewith as Exhibit 99.3 and incorporated herein by this reference.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit Number	Description
10.1	Separation Agreement, dated February 23, 2010, between TranS1 Inc. and Michael Luetkemeyer.
99.1	Press release, dated February 23, 2010.
99.2	Conference call transcript, dated February 23, 2010.
99.3	Press release, dated February 23, 2010.

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANS1 INC.
February 25, 2010	By:	/s/ Kenneth Reali
Kenneth Reali
President and Chief Operating Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Separation Agreement, dated February 23, 2010, between TranS1 Inc. and Michael Luetkemeyer.
99.1	Press release, dated February 23, 2010.
99.2	Conference call transcript, dated February 23, 2010.
99.3	Press release, dated February 23, 2010.